UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2010

ATMI, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	1-16239	06-1481060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 794-1100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)     On April 7, 2010, Frederick C. Flynn, Jr. informed ATMI, Inc. that he has decided to not seek reelection as a Director at the Annual Meeting on May 26, 2010. A copy of a press release issued with respect to such matter is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit -

99.1.     Press release dated April 9, 2010

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated April 9, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, Inc. (Registrant)
April 9, 2010 (Date)	/s/ TIMOTHY C. CARLSON Timothy C. Carlson Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index
99.1	Press release dated April 9, 2010